UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 - 12/31/05

Item 1 - Report to Stockholders

                Merrill Lynch
                World Income Fund, Inc.

                Annual Report
                December 31, 2005

Merrill Lynch World Income Fund, Inc.

Portfolio Information as of December 31, 2005

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ............................................              20.5%
Germany ..................................................              17.9
United Kingdom ...........................................               8.7
Canada ...................................................               8.0
Brazil ...................................................               6.6
Russia ...................................................               5.1
Turkey ...................................................               4.0
Mexico ...................................................               3.2
Norway ...................................................               3.1
Spain ....................................................               2.9
Philippines ..............................................               2.7
France ...................................................               2.3
Venezuela ................................................               2.3
Australia ................................................               2.3
Indonesia ................................................               2.0
Sweden ...................................................               1.1
Greece ...................................................               0.8
Panama ...................................................               0.7
New Zealand ..............................................               0.6
South Africa .............................................               0.6
Ukraine ..................................................               0.6
Denmark ..................................................               0.6
Argentina ................................................               0.5
Luxembourg ...............................................               0.5
Dominican Republic .......................................               0.5
Uruguay ..................................................               0.5
Bermuda ..................................................               0.4
Ireland ..................................................               0.4
Colombia .................................................               0.3
China ....................................................               0.3
--------------------------------------------------------------------------------

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

A Letter From the President

Dear Shareholder

On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

Although they struggled, stocks managed to post their third straight year of positive performance. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes -- stocks, bonds and cash -- were the closest they have been in more than 100 years. For the 12- and six-month periods ended December 31, 2005, most of the major market indexes managed to land in positive territory:

Total Returns as of December 31, 2005                                 6-month      12-month
===========================================================================================
U.S. equities (Standard & Poor's 500 Index)                           + 5.77%       + 4.91%
-------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                          + 5.88        + 4.55
-------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)       +14.88        +13.54
-------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                   - 0.08        + 2.43
-------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)        + 0.60        + 3.51
-------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)        + 1.48        + 2.26
-------------------------------------------------------------------------------------------

In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005      3

A Discussion With Your Fund's Portfolio Managers

      The Fund outperformed its benchmark for the 12-month period under review, although both the Fund and its benchmark posted negative absolute returns in a challenging investment environment.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended December 31, 2005, Merrill Lynch World Income Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of -3.78%, -4.28%, -4.33% and -3.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark JPMorgan Global Government Bond Broad Index returned -6.40% and the Lipper Global Income Funds category had an average return of -2.20%. (Funds in this Lipper category invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.)

The negative absolute performance of the Fund and the benchmark over the 12-month period can be attributed primarily to the fact that most foreign currencies declined against the U.S. dollar in 2005. Over the past 12 months, the euro was down 12.6% and the yen was down 14.7% versus the dollar. After weakening for several years, the U.S. dollar rallied in 2005 as investors ignored the growing U.S. trade and current account deficits (which put downward pressure on the dollar) in favor of continued healthy U.S. economic growth and rising short-term U.S. interest rates (which makes the currency more attractive to investors).

Emerging markets debt was one of the best-performing sectors of the fixed income market in 2005, with the JPMorgan Emerging Markets Bond Index (EMBI) Global returning +10.73%. Improving credit fundamentals, high commodity prices, rising export revenues and low global inflation all helped this asset class to perform well last year.

In contrast, the high yield market struggled in the face of some significant credit downgrades and in the aftermath of Hurricanes Katrina and Rita, as energy prices skyrocketed. Automakers General Motors Corp. and Ford Motor Co. were downgraded to below investment grade status in May, which precipitated a decline in all credit sectors within the fixed income asset class. In the fall, the credit decline of commodities broker and financial services firm Refco Finance Holdings LLC and auto-parts maker Delphi Corporation had a similar impact on the markets. Still, high yield bonds, with a one-year return of +2.26% as measured by the Credit Suisse High Yield Index, outperformed Treasury issues, which returned +1.63% as measured by the Merrill Lynch AAA U.S. Treasuries/Agencies Index. New issuance in the high yield market totaled $103.6 billion comprised of 399 transactions in 2005, down from $142.4 billion in 575 transactions in 2004.

What changes were made to the portfolio during the period?

Over the past 12 months, we made several changes to the overall portfolio allocation. Most notably, we added a 15% allocation to U.S. Treasury bonds during the year, as we believed this sector of the market was attractive and offered less risk compared to some other asset classes. We also added to the Fund's position in high-grade foreign sovereign bonds, increasing the portfolio's allocation to this sector of the market from 26% of net assets to 41%. In particular, we increased the Fund's exposure to German and Canadian sovereign bonds, where we perceived value.

To accommodate these increases, we reduced the Fund's high yield allocation from 35% to 8% over the course of the 12 months. Although the Fund's emerging markets debt allocation remained relatively high throughout the year, we did modestly reduce our allocation from 38% of net assets to 30%. In particular, we trimmed exposure to emerging market corporate bonds and lower-quality high yield bonds. As with our decision to add a new allocation to U.S. Treasury securities, these moves were designed to reduce the risk exposures of the Fund. It is important to note, however, that within the Fund's emerging markets debt allocation, we maintained exposure to local currencies, where we continue to see some value.


4       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

From a portfolio quality perspective, we also increased the overall quality of the Fund from BB+ at the beginning of the period to A at the end of the period as part of our attempt to mitigate the Fund's risk exposures.

How would you characterize the Fund's position at the close of the period?

At period-end, the portfolio was comprised of approximately 8% high yield bonds, 30% emerging markets debt, 41% high-grade sovereign bonds and 11.6% U.S. Treasury securities. From a currency perspective, the Fund was 10% allocated to the U.S. dollar, 20% allocated to the euro, 19% allocated to the yen, 23% allocated to other industrialized country currencies and 29% to emerging markets currencies.

Looking ahead, we expect that lower-rated fixed income credits (including high yield and emerging markets debt) may be poised to perform well as global interest rates stay low and as the world economy remains on a sound footing. The high levels of global liquidity should continue to prompt investors to seek out higher returns, which may also benefit credit sectors. In particular, we believe that emerging markets debt should continue to benefit from improving credit fundamentals and continued high levels of commodities prices. While high yield credit defaults are at a cyclical low and likely to rise over time, credit selection will become a critical element in identifying corporates that may benefit from an end to restrictive monetary policies and positive, albeit slower, U.S. economic expansion.

Regarding currencies, we anticipate that the weakness of the U.S. dollar will reassert itself in 2006. We believe the strength in the U.S. dollar over the past year is part of a "counter-trend" rally rather than an end to the dollar bear market that began in 2002. The U.S. current account deficit and trade deficit both remain high and the savings rate remains low, all of which exert downward pressure on the currency. Additionally, many observers believe that the Federal Reserve Board is near the end of its cycle of interest rate increases, which would also make the dollar less attractive. A renewed weakening of the U.S. dollar would be a net positive for the Fund's non-dollar positions. In particular, we expect the yen and other Asian currencies to appreciate significantly versus the U.S. dollar based on our analysis of ongoing restructuring efforts in Japan and continued economic growth throughout Asia.

We will continue to pay close attention to global interest rates and currency developments in an effort to position the Fund to extract the highest possible return from global macroeconomic and market trends.

B. Daniel Evans
Vice President and Co-Portfolio Manager

Aldo Roldan
Vice President and Co-Portfolio Manager

January 12, 2006


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005      5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                      6-Month        12-Month        10-Year    Standardized
As of December 31, 2005                             Total Return   Total Return   Total Return  30-Day Yield
============================================================================================================
ML World Income Fund, Inc. Class A Shares*             -0.38%         -3.78%         +57.21%        4.54%
------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*             -0.65          -4.28          +49.17         4.20
------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*             -0.83          -4.33          +48.45         4.16
------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*             -0.42          -3.54          +61.17         4.79
------------------------------------------------------------------------------------------------------------
JPMorgan Global Government Bond Broad Index**          -2.82          -6.40          +67.90           --
------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.


6       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the J.P. Morgan Global Government Bond Broad Index. Values are from December 1995 to December 2005.

                 ML World Income          ML World Income        JPMorgan Global         ML World Income         ML World Income
                   Fund, Inc.+--            Fund, Inc.+--        Government Bond            Fund, Inc.+--          Fund, Inc.+--
                 Class A Shares*          Class B Shares*          Broad Index++          Class C Shares*        Class I Shares*
12/95                     $9,600                  $10,000                $10,000                  $10,000                $10,000
12/96                    $10,638                  $11,025                $10,434                  $11,019                $11,109
12/97                    $11,264                  $11,613                $10,581                  $11,601                $11,792
12/98                     $8,589                   $8,808                $12,177                   $8,805                 $9,029
12/99                     $9,607                   $9,801                $11,560                   $9,777                $10,108
12/00                     $9,682                   $9,808                $11,824                   $9,794                $10,211
12/01                    $10,181                  $10,278                $11,722                  $10,240                $10,766
12/02                     $9,867                   $9,907                $14,073                   $9,885                $10,481
12/03                    $13,397                  $13,381                $16,191                  $13,348                $14,260
12/04                    $15,685                  $15,584                $17,937                  $15,517                $16,709
12/05                    $15,092                  $14,917                $16,790                  $14,845                $16,117

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML World Income Fund, Inc. invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.
++ This unmanaged Index measures the performance of leading government bond markets based on total return in U.S. currency.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/05                               -3.78%         -7.63%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                             +9.29          +8.40
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                              +4.63          +4.20
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/05                                 -4.28%         -7.93%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                               +8.75          +8.46
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                +4.08          +4.08
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                       Return          Return
                                                    Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/05                                 -4.33%         -5.25%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                               +8.67          +8.67
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                +4.03          +4.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                                          Return
================================================================================
Class I Shares
================================================================================
One Year Ended 12/31/05                                                   -3.54%
--------------------------------------------------------------------------------
Five Years Ended 12/31/05                                                 +9.56
--------------------------------------------------------------------------------
Ten Years Ended 12/31/05                                                  +4.89
--------------------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005      7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                Expenses Paid
                                                       Beginning              Ending         During the Period*
                                                     Account Value        Account Value        July 1, 2005 to
                                                      July 1, 2005       December 31, 2005    December 31, 2005
===============================================================================================================
Actual
===============================================================================================================
Class A                                                  $1,000              $  996.20              $6.31
---------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000              $  993.50              $8.99
---------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000              $  991.70              $9.29
---------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000              $  995.80              $5.03
===============================================================================================================
Hypothetical (5% annual return before expenses)**
===============================================================================================================
Class A                                                  $1,000              $1,019.18              $6.38
---------------------------------------------------------------------------------------------------------------
Class B                                                  $1,000              $1,016.48              $9.09
---------------------------------------------------------------------------------------------------------------
Class C                                                  $1,000              $1,016.17              $9.40
---------------------------------------------------------------------------------------------------------------
Class I                                                  $1,000              $1,020.46              $5.10
---------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Class A, 1.77% for Class B, 1.83% for Class C and .99% for Class I), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held          Value
================================================================================
North America
--------------------------------------------------------------------------------
Canada--0.1%
            Paper--0.1%
            Western Forest Products, Inc. (g)           80,642      $    126,332
            --------------------------------------------------------------------
            Total Common Stocks in Canada                                126,332
================================================================================
United States--0.2%
            Energy--Other--0.2%
            Trico Marine Services, Inc. (g)             13,420           348,920
            --------------------------------------------------------------------
            Telecommunications--0.0%
            PTV, Inc. (g)                                    1               500
            --------------------------------------------------------------------
            Total Common Stocks in the
            United States                                                349,420
            --------------------------------------------------------------------
            Total Common Stocks
            (Cost--$1,655,259)--0.3%                                     475,752
================================================================================

================================================================================
                           Preferred Stocks
================================================================================
North America
--------------------------------------------------------------------------------
United States--0.0%
            Telecommunications--0.0%
            PTV, Inc. Series A, 10%                     29,543            62,040
            --------------------------------------------------------------------
            Total Preferred Stocks
            (Cost--$982,122)--0.0%                                        62,040
================================================================================

================================================================================
                           Warrants
================================================================================
Latin America
--------------------------------------------------------------------------------
Argentina--0.1%
            Government--Foreign--0.1%
            Argentina Government International
              Bond (expires 12/15/2035) (g)             20,321           105,670
================================================================================
Venezuela--0.0%
            Government--Foreign--0.0%
            Venezuela Oil Obligations
              (expires 4/15/2020) (g)                    3,000            84,000
            --------------------------------------------------------------------
            Total Warrants in
            Latin America--0.1%                                          189,670
================================================================================
North America
--------------------------------------------------------------------------------
United States--0.1%
            Health Care--0.0%
            HealthSouth Corp. (expires 1/16/2014) (d)   14,085            35,213
            --------------------------------------------------------------------
            Wireless Communications--0.1%
            American Tower Corp.
              (expires 8/01/2008) (d)                      225            86,010
            --------------------------------------------------------------------
            Total Warrants in
            North America--0.1%                                          121,223
            --------------------------------------------------------------------
            Total Warrants
            (Cost--$110,045)--0.2%                                       310,893
================================================================================

                           Fixed Income                   Face
                           Investments                  Amount
================================================================================
Africa
--------------------------------------------------------------------------------
South Africa--0.6%
            Government--Foreign--0.6%
            South Africa Government Bond,
              13% due 8/31/2010                 ZAR  5,000,000           962,239
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Africa--0.6%                                  962,239
================================================================================
Europe
--------------------------------------------------------------------------------
Denmark--0.6%
            Government--Foreign--0.6%
            Denmark Government Bond,
              4% due 11/15/2010                 DKK  5,800,000           955,831
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Denmark                                       955,831
================================================================================
France--2.2%
            Government--Foreign--2.2%
            France Government Bond OAT,
              4% due 4/25/2055                  EUR  3,000,000         3,853,948
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in France                                      3,853,948
================================================================================
Germany--17.2%
            Government--Foreign--17.0%
            Deutsche Bundesrepublik:
                3.75% due 1/04/2015                 12,425,000        15,184,564
                4.75% due 7/04/2034                  7,100,000        10,088,653
                Series 03, 4.50% due 1/04/2013       3,000,000         3,825,246
                                                                    ------------
                                                                      29,098,463
            --------------------------------------------------------------------
            Housing--0.2%
            Grohe Holding GmbH, 8.625%
              due 10/01/2014 (c)                       325,000           355,561
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Germany                                    29,454,024
================================================================================
Greece--0.8%
            Government--Foreign--0.8%
            Hellenic Republic Government
              Bond, 6.30% due 1/29/2009              1,000,000         1,288,938
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Greece                                      1,288,938
================================================================================
Ireland--0.3%
            Paper--0.3%
            Jefferson Smurfit Group Plc,
              11.50% due 10/01/2015 (a)(c)             531,626           580,049
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Ireland                                       580,049
================================================================================
Luxembourg--0.5%
            Aerospace & Defense--0.5%
            Aero Invest 1 SA, 10.677%
              due 3/01/2015 (a)(c)                     735,895           855,251
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Luxembourg                                    855,251
================================================================================


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005      9

Schedule of Investments (continued)                            (in U.S. dollars)

                                 Fixed Income             Face
            Industry             Investments            Amount          Value
================================================================================
Europe (continued)
--------------------------------------------------------------------------------
Norway--3.0%
            Government--Foreign--3.0%
            Norway Government Bond:
                6.50% due 5/15/2013             NOK 18,000,000      $  3,151,144
                5% due 5/15/2015                    12,300,000         2,007,455
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Norway                                      5,158,599
================================================================================
Russia--4.9%
            Government--Foreign--4.9%
            Russian Federation Bonds,
              12.75% due 6/24/2028
              (Regulation S)                    USD  4,600,000         8,437,320
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Russia                                      8,437,320
================================================================================
Spain--2.8%
            Government--Foreign--2.8%
            Spain Government Bond:
                4.20% due 7/30/2013             EUR  1,000,000         1,255,644
                4.40% due 1/31/2015                  2,800,000         3,590,872
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Spain                                       4,846,516
================================================================================
Sweden--1.0%
            Government--Foreign--1.0%
            Sweden Government Bond,
              4.50% due 8/12/2015               SEK 12,650,000         1,743,337
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Sweden                                      1,743,337
================================================================================
Turkey--3.9%
            Government--Foreign--3.9%
            Turkey Government International
              Bond:
                0% due 5/09/2007                USD  4,200,000         2,601,390
                7% due 6/05/2020                     1,500,000         1,516,875
                8% due 2/14/2034                     2,300,000         2,532,875
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Turkey                                      6,651,140
================================================================================
Ukraine--0.6%
            Government--Foreign--0.6%
            Ukraine Government International
              Bond, 11.20% due 1/04/2006        UAH  5,070,000         1,013,347
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in the Ukraine                                 1,013,347
================================================================================
United Kingdom--8.3%
            Government--Foreign--8.3%
            United Kingdom Gilt:
                5% due 3/07/2012                GBP  2,000,000         3,593,133
                5% due 9/07/2014                     5,819,000        10,631,038
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in the United Kingdom                         14,224,171
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Europe--46.1%                              79,062,471
================================================================================
Latin America
--------------------------------------------------------------------------------
Argentina--0.4%
            Government--Foreign--0.4%
            Argentina Bonos, 2.244%
              due 9/30/2008                     ARS    180,000            75,977
            Argentina Government
              International Bond:
                8.28% due 12/31/2033 (b)        USD    144,237           113,983
                1.33% due 12/31/2038                 1,630,621           538,105
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Argentina                                     728,065
================================================================================
Brazil--6.2%
            Energy--Exploration &
            Production--2.6%
            SSBH Credit Linked Note, 9.762%
              due 1/05/2010                     BRL 12,800,000         4,360,266
            --------------------------------------------------------------------
            Government--Foreign--3.3%
            Banco Bradesco SA, 17.50%
              due 12/10/2007 (c)                     3,500,000         1,551,060
            Brazilian Government
              International Bond:
                10.50% due 7/14/2014            USD  2,850,000         3,492,675
                11% due 8/17/2040                      525,000           676,725
                                                                    ------------
                                                                       5,720,460
            --------------------------------------------------------------------
            Manufacturing--0.3%
            Caue Finance Ltd., 8.875%
              due 8/01/2015 (c)                        425,000           463,250
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Brazil                                     10,543,976
================================================================================
Colombia--0.3%
            Government--Foreign--0.3%
            Colombia Government
              International Bond, 11.75%
              due 2/25/2020                            375,000           518,437
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Colombia                                      518,437
================================================================================


10      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                 Fixed Income             Face
            Industry             Investments            Amount          Value
================================================================================
Latin America (concluded)
--------------------------------------------------------------------------------
Dominican Republic--0.5%
            Government--Foreign--0.1%
            Dominican Republic International
              Bond, 9.04% due 1/23/2018         USD    209,040      $    219,753
            --------------------------------------------------------------------
            Utility--0.4%
            Aes Dominicana Energia Finance
              SA, 11% due 12/13/2015 (c)               630,000           630,000
            --------------------------------------------------------------------
            Total Fixed Income Investments
            in the Dominican Republic                                    849,753
================================================================================
Mexico--3.1%
            Government--Foreign--3.1%
            Mexican Bonos, 9.50%
              due 12/18/2014                    MXN 20,771,100         2,101,195
            Mexico Government
              International Bond:
                8.30% due 8/15/2031             USD    800,000         1,028,000
                Series A, 6.625%
                  due 3/03/2015                      2,000,000         2,190,000
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Mexico                                      5,319,195
================================================================================
Panama--0.7%
            Government--Foreign--0.7%
            Panama Government International
              Bond, 8.875% due 9/30/2027             1,000,000         1,190,000
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Panama                                      1,190,000
================================================================================
Uruguay--0.5%
            Government--Foreign--0.5%
            Uruguay Government
              International Bond:
                17.75% due 2/04/2006            UYU  6,950,000           295,289
                9.25% due 5/17/2017             USD    425,000           483,438
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Uruguay                                       778,727
================================================================================
Venezuela--2.1%
            Government--Foreign--2.1%
            Venezuela Government
              International Bond, 9.375%
              due 1/13/2034                          3,080,000         3,649,800
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Venezuela                                   3,649,800
            --------------------------------------------------------------------
            Total Fixed Income Investments
            in Latin America--13.8%                                   23,577,953
================================================================================
North America
--------------------------------------------------------------------------------
Bermuda--0.3%
            Transportation--0.3%
            Titan Petrochemicals Group Ltd.,
              8.50% due 3/18/2012 (c)                  600,000           576,000
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Bermuda                                       576,000
================================================================================
Canada--7.6%
            Financial--0.3%
            Fairfax Financial Holdings Ltd.,
              7.75% due 4/26/2012               USD    600,000           559,849
            --------------------------------------------------------------------
            Government--Foreign--6.5%
            Canadian Government Bond:
                5.25% due 6/01/2012             CAD  4,050,000         3,724,828
                5% due 6/01/2014                     8,000,000         7,353,713
                                                                    ------------
                                                                      11,078,541
            --------------------------------------------------------------------
            Metal--Other--0.5%
            Novelis, Inc., 7.25%
              due 2/15/2015                     USD    850,000           792,625
            --------------------------------------------------------------------
            Paper--0.3%
            Ainsworth Lumber Co. Ltd.,
              7.25% due 10/01/2012                     400,000           360,000
            Domtar, Inc., 7.125%
              due 8/15/2015                            250,000           213,125
                                                                    ------------
                                                                         573,125
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Canada                                     13,004,140
================================================================================
United States--5.3%
            Airlines--0.0%
            Continental Airlines, Inc. Series
              1998-1-C, 6.541% due 9/15/2009            49,428            46,949
            --------------------------------------------------------------------
            Automotive--0.6%
            Advanced Accessory Holdings
              Corp., 13.25%* due 12/15/2011            500,000           195,000
            American Tire Distributors, Inc.:
                10.78% due 4/01/2012 (i)               400,000           368,000
                10.75% due 4/01/2013                   275,000           248,875
            Cooper-Standard Automotive,
              Inc., 8.375% due 12/15/2014              300,000           228,000
                                                                    ------------
                                                                       1,039,875
            --------------------------------------------------------------------
            Broadcasting--0.3%
            Granite Broadcasting Corp.,
              9.75% due 12/01/2010                     575,000           529,000
            --------------------------------------------------------------------
            Cable--U.S.--0.4%
            Adelphia Communications Corp.,
              6% due 2/15/2006 (f)(h)                  575,000             7,906
            Charter Communications, Inc.,
              5.875% due 11/16/2009 (c)(h)             800,000           595,000
                                                                    ------------
                                                                         602,906
            --------------------------------------------------------------------
            Chemicals--0.7%
            Omnova Solutions, Inc., 11.25%
              due 6/01/2010                            875,000           912,188
            PolyOne Corp., 8.875%
              due 5/01/2012                            300,000           294,000
                                                                    ------------
                                                                       1,206,188
            --------------------------------------------------------------------
            Consumer--Durables--0.1%
            Simmons Co., 10.213%*
              due 12/15/2014 (c)                       375,000           202,500
            --------------------------------------------------------------------


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     11

Schedule of Investments (continued)     (in U.S. dollars)

                                 Fixed Income             Face
            Industry             Investments            Amount          Value
================================================================================
North America (concluded)
--------------------------------------------------------------------------------
United States (concluded)
            Energy--Other--0.4%
            Suburban Propane Partners, LP,
              6.875% due 12/15/2013             USD    750,000      $    701,250
            --------------------------------------------------------------------
            Food & Drug--0.0%
            Duane Reade, Inc., 9.75%
              due 8/01/2011                             11,000             7,370
            --------------------------------------------------------------------
            Food & Tobacco--0.2%
            Merisant Worldwide, Inc.,
              12.755%* due 5/15/2014                 1,525,000           240,188
            --------------------------------------------------------------------
            Information Technology--0.2%
            Telcordia Technologies Inc., 10%
              due 3/15/2013 (c)                        400,000           366,000
            --------------------------------------------------------------------
            Manufacturing--0.9%
            EaglePicher Inc., 9.75%
              due 9/01/2013 (f)                        675,000           513,000
            Superior Essex Communications
              LLC, 9% due 4/15/2012                  1,000,000           985,000
                                                                    ------------
                                                                       1,498,000
            --------------------------------------------------------------------
            Metal--Other--0.0%
            Kaiser Aluminum & Chemical,
              12.75% due 2/01/2003 (f)(k)            1,625,000            77,187
            --------------------------------------------------------------------
            Packaging--0.3%
            Pliant Corp. (f):
                11.125% due 9/01/2009                  575,000           511,750
                13% due 6/01/2010                      175,000            34,125
                                                                    ------------
                                                                         545,875
            --------------------------------------------------------------------
            Service--0.3%
            Dycom Industries, Inc., 8.125%
              due 10/15/2015 (c)                       500,000           500,000
            --------------------------------------------------------------------
            Telecommunications--0.7%
            Terremark Worldwide, Inc., 9%
              due 6/15/2009 (c)(h)                     400,000           340,000
            Time Warner Telecom, Inc.,
              10.125% due 2/01/2011                    750,000           785,625
                                                                    ------------
                                                                       1,125,625
            --------------------------------------------------------------------
            Utility--0.2%
            Reliant Energy, Inc., 6.75%
              due 12/15/2014                           375,000           327,188
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in the United States                           9,016,101
            --------------------------------------------------------------------
            Total Fixed Income Investments
            in North America--13.2%                                   22,596,241
================================================================================
Pacific Basin/Asia
--------------------------------------------------------------------------------
Australia--2.2%
            Government--Foreign--2.2%
            Australia Government Bond,
              6.25% due 4/15/2015               AUD  4,700,000         3,709,695
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Australia                                   3,709,695
================================================================================
China--0.3%
            Utility--0.3%
            AES China Generating Co. Ltd.,
              8.25% due 6/26/2010               USD    500,000           506,093
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in China                                         506,093
================================================================================
Indonesia--1.9%
            Government--Foreign--1.1%
            Indonesia Government
              International Bond, 7.50%
              due 1/15/2016 (c)                      1,925,000         1,997,187
            --------------------------------------------------------------------
            Paper--0.5%
            PT Indah Kiat Pulp & Paper (c):
                Tranche B, 5.248%
                  due 4/28/2018                        505,896           374,363
                Tranche C, 0%
                  due 4/28/2024 (f)                    330,305            92,485
            PT Pabrik Kertas Tjiwa Kimia (c):
                Tranche B, 5.248%
                  due 4/28/2018                        381,156           240,128
                Tranche C, 0%
                  due 4/28/2027 (f)                    470,757           122,397
                                                                    ------------
                                                                         829,373
            --------------------------------------------------------------------
            Telecommunications--0.3%
            Excelcomindo Finance Co. BV,
              8% due 1/27/2009 (c)                     475,000           491,031
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in Indonesia                                   3,317,591
================================================================================
New Zealand--0.6%
            Government--Foreign--0.6%
            New Zealand Government Bond,
              6% due 4/15/2015                  NZD  1,450,000         1,009,279
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in New Zealand                                 1,009,279
================================================================================
Philippines--2.6%
            Government--Foreign--2.6%
            Philippine Government
              International Bond:
                8.875% due 3/17/2015            USD    260,000           287,625
                9.50% due 2/02/2030                  2,850,000         3,348,750
            Republic of the Philippines, 9%
              due 2/15/2013                            800,000           885,000
            --------------------------------------------------------------------
            Total Fixed Income
            Investments in the Philippines                             4,521,375
            --------------------------------------------------------------------
            Total Fixed Income Investments
            in the Pacific Basin/Asia--7.6%                           13,064,033
            --------------------------------------------------------------------
            Total Fixed Income Investments
            (Cost--$142,277,806)--81.3%                              139,262,937
================================================================================


12      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                          Floating Rate                   Face
            Industry      Loan Interests (j)            Amount          Value
================================================================================
North America
--------------------------------------------------------------------------------
United States--0.3%
            Health Care--0.3%
            HealthSouth Corp. Term Loan A,
              10.375% due 1/16/2011              USD   500,000       $   530,417
            --------------------------------------------------------------------
            Total Floating Rate Loan Interests
            (Cost--$500,000)--0.3%                                       530,417
================================================================================

================================================================================
            U.S. Government Obligations
================================================================================
North America
--------------------------------------------------------------------------------
United States--11.6%
            U.S. Treasury Notes:
                4.125% due 5/15/2015                10,000,000         9,780,860
                4.50% due 11/15/2015                10,050,000        10,132,440
            --------------------------------------------------------------------
            Total U.S. Government Obligations
            (Cost--$20,115,458)--11.6%                                19,913,300
================================================================================

================================================================================
            Non-U.S. Government
            Collateralized Mortgage Obligations
================================================================================
North America
--------------------------------------------------------------------------------
United States--1.7%
            GS Mortgage Securities Corp. II
              Series 2005-GG4 (c):
                Class A2, 4.475% due 7/10/2039       1,000,000           976,549
            --------------------------------------------------------------------
            GS Mortgage Securities Corp. II
              Series 2005-GG4 (concluded):
                Class A4A, 4.751% due
                  7/10/2039                     USD  2,000,000         1,941,922
            --------------------------------------------------------------------
            Total Non-U.S. Government
            Collateralized Mortgage
            Obligations (Cost--$3,024,760)--1.7%                       2,918,471
================================================================================

================================================================================
                                                    Beneficial
            Industry       Other Interests (e)        Interest
================================================================================
North America
--------------------------------------------------------------------------------
United States--0.5%
            Airlines--0.5%
            US Airways Group, Inc. (Certificate
              of Beneficial Interest)           USD  1,984,626           833,543
            --------------------------------------------------------------------
            Total Other Interests
            (Cost--$535,849)--0.5%                                       833,543
================================================================================
            Total Investments
            (Cost--$169,201,299**)--95.9%                            164,307,353

            Other Assets Less Liabilities--4.1%                        7,015,801
                                                                    ------------
            Net Assets--100.0%                                      $171,323,154
                                                                    ============

* Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $168,954,754
                                                                   ============
      Gross unrealized appreciation ..........................     $  4,151,182
      Gross unrealized depreciation ..........................       (8,798,583)
                                                                   ------------
      Net unrealized depreciation ............................     $ (4,647,401)
                                                                   ============

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(b) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.
(f) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(g)   Non-income producing security.
(h)   Convertible security.
(i)   Floating rate note.
(j) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
(k) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

o Forward foreign exchange contracts as of December 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                 Settlement           Appreciation
      Currency Purchased                         Date             (Depreciation)
      --------------------------------------------------------------------------
      BRL        2,383,000                 March 2006                 $ (53,769)
      BRL        5,388,000                 July 2006                    158,465
      CNY       26,894,000                 May 2006                       1,419
      CZK       43,488,000                 May 2006                      14,748
      EGP        9,809,000                 May 2006                       5,626
      EUR        3,583,969                 January 2006                 (47,390)
      EUR        8,393,557                 May 2006                     (14,172)
      EUR        6,465,360                 June 2006                    (57,283)
      HUF      384,000,000                 May 2006                      12,730
      IDR   34,075,500,000                 April 2006                   102,711
      JPY    3,729,154,580                 February 2006                292,090
      KRW    1,772,720,000                 March 2006                    22,206
      MYR        6,402,200                 February 2006                 (2,081)
      PHP      113,260,000                 January 2006                  17,890
      PLN       17,100,285                 May 2006                     123,674
      RUB       51,465,000                 May 2006                      14,370


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     13

Schedule of Investments (concluded)                            (in U.S. dollars)

      Forward foreign exchange contracts as of December 31, 2005 (concluded):

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                 Settlement           Appreciation
      Currency Purchased                         Date             (Depreciation)
      --------------------------------------------------------------------------
      SGD           2,825,332              February 2006               $  2,231
      THB          77,615,190              February 2006                 (8,834)
      TRY           3,879,960              January 2006                  65,299
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$87,388,638)                                    $649,930
                                                                       ========

      --------------------------------------------------------------------------
                                                                    Unrealized
      Foreign                                 Settlement           Appreciation
      Currency Sold                              Date             (Depreciation)
      --------------------------------------------------------------------------
      EUR          15,889,466              February 2006              $ 168,689
      EUR           8,850,000              May 2006                     (91,476)
      --------------------------------------------------------------------------
      Total Unrealized Appreciation on Forward
      Foreign Exchange Contracts--Net
      (USD Commitment--$29,397,228)                                   $  77,213
                                                                      =========

o Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      -----------------------------------------------------------------------------------------
                                                                                       Interest
      Affiliate                                                    Net Activity         Income
      -----------------------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I           --            $104,474
      -----------------------------------------------------------------------------------------

o     Swaps outstanding as of December 31, 2005 were as follows:

      ------------------------------------------------------------------------------------
                                                                              Unrealized
                                                            Notional         Appreciation
                                                             Amount         (Depreciation)
      ------------------------------------------------------------------------------------
      Sold credit default protection on Republic of
        Brazil Bond and receive 1.65%

        Broker, JPMorgan Chase Bank
        Expires March 2007                                 USD  1,000,000    $    13,359

      Sold credit default protection on Republic of Turkey Bond and receive 1.17%

        Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2007                                 USD  1,000,000          8,776

      Sold credit default protection on Republic of Colombia Bond and receive 1.80%

        Broker, Morgan Stanley Capital Services, Inc.
        Expires April 2007                                 USD  1,000,000         17,176

      Sold credit default protection on Russia
        Government International Bond and
        receive 0.68%

        Broker, JPMorgan Chase Bank
        Expires June 2007                                  USD  1,000,000          4,210

      Pay a fixed rate of 3.0375% and receive a floating rate based on 3-month CAD
        Bankers' Acceptance Rate

        Broker, JPMorgan Chase Bank
        Expires June 2007                                  CAD 10,500,000        129,398

      Bought credit default protection on
        Chemtura Corp. and pay 1.26%

        Broker, Credit Suisse First Boston International
        Expires December 2010                              USD    100,000           (470)

      Bought credit default protection on
        Chemtura Corp. and pay 1.42%

        Broker, Morgan Stanley Capital Services, Inc.
        Expires December 2010                              USD    100,000         (1,163)

      Bought credit default protection on Dow Jones
        CDX North America High Yield B Index Series 5
        and pay 3.40%

        Broker, Deutsche Bank AG
        Expires December 2010                              USD  2,000,000        (26,438)

      Receive a fixed rate of 4.466% and pay a floating rate based on 3-month LIBOR

        Broker, Citibank N.A.
        Expires May 2015                                   USD  5,000,000       (174,380)

      Receive a fixed rate of 4.18% and pay a
        floating rate based on 3-month CAD
        Bankers' Acceptance Rate

        Broker, JPMorgan Chase Bank
        Expires June 2015                                  CAD  2,500,000        (21,811)
      ------------------------------------------------------------------------------------
      Total                                                                  $   (51,343)
                                                                             ===========

o Financial futures contracts purchased as of December 31, 2005 were as follows:

      Number of                                 Expiration          Face       Unrealized
      Contracts             Issue                  Date             Value     Appreciation
      ------------------------------------------------------------------------------------
         22      10-Year U.S. Treasury Note     March 2006      USD2,396,192      $10,746
      ------------------------------------------------------------------------------------
      Total Unrealized Appreciation--Net                                          $10,746
                                                                                  =======

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Currency Abbreviations

      ARS     Argentine Peso                       MYR      Malaysian Ringgit
      AUD     Australian Dollar                    NOK      Norwegian Krone
      BRL     Brazilian Real                       NZD      New Zealand Dollar
      CAD     Canadian Dollar                      PHP      Philippine Peso
      CNY     Yuan Renminbi                        PLN      Zloty
      CZK     Czech Koruna                         RUB      Russian Ruble
      DKK     Danish Krone                         SEK      Swedish Krona
      EGP     Egyptian Pound                       SGD      Singapore Dollar
      EUR     Euro                                 THB      Thai Baht
      GBP     British Pound                        TRY      New Turkish Lira
      HUF     Forint                               UAH      Ukrainian Hryvnia
      IDR     Rupiah                               USD      U.S. Dollar
      JPY     Japanese Yen                         UYU      Uruguayan Peso
      KRW     Won                                  ZAR      South African Rand
      MXN     Mexican Peso

      See Notes to Financial Statements.


14      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Statement of Assets and Liabilities

As of December 31, 2005
================================================================================================================================
Assets
--------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value (identified cost--$169,201,299) .                      $ 164,307,353
           Foreign cash (cost--$993,311) ....................................................                            983,830
           Cash on deposit for financial futures contracts ..................................                             14,300
           Unrealized appreciation on forward foreign exchange contracts ....................                          1,002,148
           Unrealized appreciation on swaps .................................................                            172,919
           Receivables:
              Interest ......................................................................    $   3,436,495
              Securities sold ...............................................................        1,816,372
              Forward foreign exchange contracts ............................................        1,112,203
              Capital shares sold ...........................................................          179,268
              Swaps .........................................................................           17,698
              Swap premiums paid ............................................................           13,527
              Variation margin ..............................................................            3,018         6,578,581
                                                                                                 -------------
           Prepaid expenses and other assets ................................................                            126,065
                                                                                                                   -------------
           Total assets .....................................................................                        173,185,196
                                                                                                                   -------------
================================================================================================================================
Liabilities
--------------------------------------------------------------------------------------------------------------------------------
           Unrealized depreciation on forward foreign exchange contracts ....................                            275,005
           Unrealized depreciation on swaps .................................................                            224,262
           Payables:
              Capital shares redeemed .......................................................          455,836
              Dividends to shareholders .....................................................          448,259
              Forward foreign exchange contracts ............................................          100,244
              Custodian .....................................................................           87,196
              Investment adviser ............................................................           82,205
              Other affiliates ..............................................................           73,233
              Distributor ...................................................................           56,876
              Foreign tax ...................................................................            4,872
              Swaps .........................................................................            2,375         1,311,096
                                                                                                 -------------
           Accrued expenses and other liabilities ...........................................                             51,679
                                                                                                                   -------------
           Total liabilities ................................................................                          1,862,042
                                                                                                                   -------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
           Net assets .......................................................................                      $ 171,323,154
                                                                                                                   =============
================================================================================================================================
Net Assets Consist of
--------------------------------------------------------------------------------------------------------------------------------
           Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ..                      $   1,126,775
           Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ..                            370,335
           Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ..                            586,698
           Class I Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized ..                            734,440
           Paid-in capital in excess of par .................................................                        369,184,452
           Undistributed investment income--net .............................................    $   4,286,970
           Accumulated realized capital losses--net .........................................     (200,708,042)
           Unrealized depreciation--net .....................................................       (4,258,474)
                                                                                                 -------------
           Total accumulated losses--net ....................................................                       (200,679,546)
                                                                                                                   -------------
           Net Assets .......................................................................                      $ 171,323,154
                                                                                                                   =============
================================================================================================================================
Net Asset Value
--------------------------------------------------------------------------------------------------------------------------------
           Class A--Based on net assets of $68,497,349 and 11,267,754 shares outstanding ....                      $        6.08
                                                                                                                   =============
           Class B--Based on net assets of $22,511,565 and 3,703,346 shares outstanding .....                      $        6.08
                                                                                                                   =============
           Class C--Based on net assets of $35,639,574 and 5,866,982 shares outstanding .....                      $        6.07
                                                                                                                   =============
           Class I--Based on net assets of $44,674,666 and 7,344,403 shares outstanding .....                      $        6.08
                                                                                                                   =============

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     15

Statement of Operations

For the Year Ended December 31, 2005
================================================================================================================================
Investment Income
--------------------------------------------------------------------------------------------------------------------------------
           Interest (net of $8 foreign withholding tax) (including $104,474 from affiliates)                       $  11,643,753
           Dividends ........................................................................                             18,040
           Other ............................................................................                            170,840
                                                                                                                   -------------
           Total income .....................................................................                         11,832,633
                                                                                                                   -------------
================================================================================================================================
Expenses
--------------------------------------------------------------------------------------------------------------------------------
           Investment advisory fees .........................................................    $   1,091,384
           Account maintenance and distribution fees--Class C ...............................          271,789
           Account maintenance fees--Class A ................................................          185,932
           Account maintenance and distribution fees--Class B ...............................          185,149
           Accounting services ..............................................................          116,295
           Transfer agent fees--Class A .....................................................          115,743
           Transfer agent fees--Class I .....................................................           76,061
           Printing and shareholder reports .................................................           66,092
           Registration fees ................................................................           60,990
           Transfer agent fees--Class C .....................................................           58,876
           Professional fees ................................................................           57,024
           Custodian fees ...................................................................           47,208
           Transfer agent fees--Class B .....................................................           45,162
           Pricing fees .....................................................................           21,037
           Directors' fees and expenses .....................................................           16,616
           Other ............................................................................           66,150
                                                                                                 -------------
           Total expenses ...................................................................                          2,481,508
                                                                                                                   -------------
           Investment income--net ...........................................................                          9,351,125
                                                                                                                   -------------
================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
--------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments--net (including $9,657 in foreign capital gain tax) ...............        6,463,598
              Futures contracts and swaps--net ..............................................       (1,061,758)
              Foreign currency transactions--net ............................................       (3,274,433)        2,127,407
                                                                                                 -------------
           Change in unrealized appreciation/depreciation on:
              Investments--net (including $21,888 in foreign capital gain tax) ..............      (17,484,510)
              Futures contracts and swaps--net ..............................................           46,895
              Foreign currency transactions--net ............................................       (1,242,639)      (18,680,254)
                                                                                                 -------------------------------
           Total realized and unrealized loss--net ..........................................                        (16,552,847)
                                                                                                                   -------------
           Net Decrease in Net Assets Resulting from Operations .............................                      $  (7,201,722)
                                                                                                                   =============

      See Notes to Financial Statements.


16      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                            December 31,
                                                                                                 -------------------------------
Increase (Decrease) in Net Assets:                                                                    2005              2004
================================================================================================================================
Operations
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ...............................................    $   9,351,125     $   9,737,755
                       Realized gain--net ...................................................        2,127,407         4,651,485
                       Change in unrealized appreciation/depreciation--net ..................      (18,680,254)       10,265,404
                                                                                                 -------------------------------
                       Net increase (decrease) in net assets resulting from operations ......       (7,201,722)       24,654,644
                                                                                                 -------------------------------
================================================================================================================================
Dividends to Shareholders
--------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A ...........................................................       (3,942,535)       (4,701,804)
                          Class B ...........................................................       (1,178,045)       (1,491,299)
                          Class C ...........................................................       (1,576,269)         (632,871)
                          Class I ...........................................................       (2,705,275)       (3,100,119)
                                                                                                 -------------------------------
                       Net decrease in net assets resulting from dividends to shareholders ..       (9,402,124)       (9,926,093)
                                                                                                 -------------------------------
================================================================================================================================
Capital Share Transactions
--------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from capital share transactions ...       12,690,044         1,806,896
                                                                                                 -------------------------------
================================================================================================================================
Redemption Fees
--------------------------------------------------------------------------------------------------------------------------------
                       Redemption fees ......................................................            3,493             3,857
                                                                                                 -------------------------------
================================================================================================================================
Net Assets
--------------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..............................       (3,910,309)       16,539,304
                       Beginning of year ....................................................      175,233,463       158,694,159
                                                                                                 -------------------------------
                       End of year* .........................................................    $ 171,323,154     $ 175,233,463
                                                                                                 ===============================
                          * Undistributed investment income--net ............................    $   4,286,970     $   5,875,190
                                                                                                 ===============================

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     17

Financial Highlights

                                                                                              Class A
                                                              ---------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived     ---------------------------------------------------------------------
from information provided in the financial statements.          2005            2004            2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of year ........   $  6.66         $  6.07         $  4.84        $  5.46        $  5.76
                                                              ---------------------------------------------------------------------
                Investment income--net ....................       .33+            .39+            .41+           .47+           .60
                Realized and unrealized gain (loss)--net ..      (.58)++          .59++          1.26           (.65)          (.31)
                                                              ---------------------------------------------------------------------
                Total from investment operations ..........      (.25)            .98            1.67           (.18)           .29
                                                              ---------------------------------------------------------------------
                Less dividends from investment income--net       (.33)           (.39)           (.44)          (.44)          (.59)
                                                              ---------------------------------------------------------------------
                Net asset value, end of year ..............   $  6.08         $  6.66         $  6.07        $  4.84        $  5.46
                                                              =====================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ........     (3.78%)         17.04%          35.82%         (3.08%)         5.16%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, excluding reorganization expenses      1.25%           1.33%           1.36%          1.48%          1.40%
                                                              =====================================================================
                Expenses ..................................      1.25%           1.33%           1.47%          1.48%          1.40%
                                                              =====================================================================
                Investment income--net ....................      5.27%           6.34%           7.40%          9.43%         10.56%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of year (in thousands) ....   $68,497         $81,145         $70,595        $42,319        $12,394
                                                              =====================================================================
                Portfolio turnover ........................    102.65%          90.60%         172.53%         69.77%         75.02%
                                                              =====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


18      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

                                                                                              Class B
                                                              ---------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived     ---------------------------------------------------------------------
from information provided in the financial statements.          2005            2004            2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of year ........   $  6.66         $  6.07         $  4.84        $  5.46        $  5.75
                                                              ---------------------------------------------------------------------
                Investment income--net ....................       .30+            .35+            .39+           .34+           .57
                Realized and unrealized gain (loss)--net ..      (.58)++          .60++          1.25           (.55)          (.30)
                                                              ---------------------------------------------------------------------
                Total from investment operations ..........      (.28)            .95            1.64           (.21)           .27
                                                              ---------------------------------------------------------------------
                Less dividends from investment income--net       (.30)           (.36)           (.41)          (.41)          (.56)
                                                              ---------------------------------------------------------------------
                Net asset value, end of year ..............   $  6.08         $  6.66         $  6.07        $  4.84        $  5.46
                                                              =====================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ........     (4.28%)         16.43%          35.10%         (3.60%)         4.79%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, excluding reorganization expenses      1.78%           1.85%           1.89%          1.99%          1.91%
                                                              =====================================================================
                Expenses ..................................      1.78%           1.85%           2.00%          1.99%          1.91%
                                                              =====================================================================
                Investment income--net ....................      4.74%           5.81%           7.11%          6.66%         10.00%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of year (in thousands) ....   $22,512         $25,226         $31,443        $32,551        $93,422
                                                              =====================================================================
                Portfolio turnover ........................    102.65%          90.60%         172.53%         69.77%         75.02%
                                                              =====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     19

                                                                                              Class C
                                                              ---------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived     ---------------------------------------------------------------------
from information provided in the financial statements.          2005            2004            2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of year ........   $  6.65         $  6.07         $  4.84        $  5.45        $  5.75
                                                              ---------------------------------------------------------------------
                Investment income--net ....................       .29+            .35+            .38+           .37+           .57
                Realized and unrealized gain (loss)--net ..      (.57)++          .59++          1.26           (.57)          (.31)
                                                              ---------------------------------------------------------------------
                Total from investment operations ..........      (.28)            .94            1.64           (.20)           .26
                                                              ---------------------------------------------------------------------
                Less dividends from investment income--net       (.30)           (.36)           (.41)          (.41)          (.56)
                                                              ---------------------------------------------------------------------
                Net asset value, end of year ..............   $  6.07         $  6.65         $  6.07        $  4.84        $  5.45
                                                              =====================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ........     (4.33%)         16.22%          35.07%         (3.46%)         4.55%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, excluding reorganization expenses      1.82%           1.90%           1.92%          2.04%          1.96%
                                                              =====================================================================
                Expenses ..................................      1.82%           1.90%           2.03%          2.04%          1.96%
                                                              =====================================================================
                Investment income--net ....................      4.61%           5.73%           6.67%          7.42%          9.95%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of year (in thousands) ....   $35,640         $19,447         $ 6,919        $ 1,756        $ 2,047
                                                              =====================================================================
                Portfolio turnover ........................    102.65%          90.60%         172.53%         69.77%         75.02%
                                                              =====================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


20      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Financial Highlights (concluded)

                                                                                              Class I
                                                              ---------------------------------------------------------------------
                                                                                 For the Year Ended December 31,
The following per share data and ratios have been derived     ---------------------------------------------------------------------
from information provided in the financial statements.          2005            2004            2003           2002           2001
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of year ........   $  6.66         $  6.08         $  4.85        $  5.46        $  5.76
                                                              ---------------------------------------------------------------------
                Investment income--net ....................       .35+            .40+            .44+           .41+           .62
                Realized and unrealized gain (loss)--net ..      (.58)++          .59++          1.24           (.57)          (.31)
                                                              ---------------------------------------------------------------------
                Total from investment operations ..........      (.23)            .99            1.68           (.16)           .31
                                                              ---------------------------------------------------------------------
                Less dividends from investment income--net       (.35)           (.41)           (.45)          (.45)          (.61)
                                                              ---------------------------------------------------------------------
                Net asset value, end of year ..............   $  6.08         $  6.66         $  6.08        $  4.85        $  5.46
                                                              =====================================================================
===================================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ........     (3.54%)         17.14%          36.10%         (2.65%)         5.43%
                                                              =====================================================================
===================================================================================================================================
Ratios to Average Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                Expenses, excluding reorganization expenses      1.00%           1.08%           1.10%          1.21%          1.13%
                                                              =====================================================================
                Expenses ..................................      1.00%           1.08%           1.21%          1.21%          1.13%
                                                              =====================================================================
                Investment income--net ....................      5.51%           6.59%           7.68%          8.16%         10.78%
                                                              =====================================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of year (in thousands) ....   $44,675         $49,416         $49,737        $24,267        $31,810
                                                              =====================================================================
                Portfolio turnover ........................    102.65%          90.60%         172.53%         69.77%         75.02%
                                                              =====================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Based on average shares outstanding.
++    Includes redemption fees, which are less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     21

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain retirement plans, investment programs and existing Class I Shareholders. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange- traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The value of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


22      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations, not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     23
entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Custodian -- The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from management estimates of available cash.

(j) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,551,800 has been reclassified between undistributed net investment income and accumulated net realized capital gains and $14,580 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities, characterization of expenses, non-deductible expenses and differences in the accrual of income on securities in default. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A .......................................        .25%             --
Class B .......................................        .25%            .50%
Class C .......................................        .25%            .55%
--------------------------------------------------------------------------------


24      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $ 10,768              $102,475
Class I ............................              $    176              $  1,890
--------------------------------------------------------------------------------

For the year ended December 31, 2005, MLPF&S received contingent deferred sales charges of $15,238 and $15,753 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the year ended December 31, 2005, the Fund reimbursed FAM $4,748 for certain accounting services.

In addition, MLPF&S received $1,500 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, ML & Co. and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $183,422,014 and $178,835,741, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $12,690,044 and $1,806,896 for the years ended December 31, 2005 and December 31, 2004, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,243,471       $  7,878,383
Automatic conversion of shares ...........           336,432          2,109,259
Shares issued to shareholders in
  reinvestment of dividends ..............           291,969          1,834,284
                                                -------------------------------
Total issued .............................         1,871,872         11,821,926
Shares redeemed ..........................        (2,795,649)       (17,583,046)
                                                -------------------------------
Net decrease .............................          (923,777)      $ (5,761,120)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,572,757       $  9,660,242
Automatic conversion of shares ...........           959,528          5,803,081
Shares issued to shareholders in
  reinvestment of dividends ..............           355,331          2,160,074
                                                -------------------------------
Total issued .............................         2,887,616         17,623,397
Shares redeemed ..........................        (2,321,812)       (14,151,626)
                                                -------------------------------
Net increase .............................           565,804       $  3,471,771
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,219,218       $  7,754,726
Shares issued to shareholders in
  reinvestment of dividends ..............            84,075            528,134
Total issued .............................         1,303,293          8,282,860
                                                -------------------------------
Automatic conversion of shares ...........          (336,468)        (2,109,259)
Shares redeemed ..........................        (1,053,882)        (6,610,095)
                                                -------------------------------
Total redeemed ...........................        (1,390,350)        (8,719,354)
                                                -------------------------------
Net decrease .............................           (87,057)      $   (436,494)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           921,511       $  5,688,999
Shares issued to shareholders in
  reinvestment of dividends ..............            98,468            598,090
                                                -------------------------------
Total issued .............................         1,019,979          6,287,089
                                                -------------------------------
Automatic conversion of shares ...........          (959,580)        (5,803,081)
Shares redeemed ..........................        (1,448,725)        (8,784,171)
                                                -------------------------------
Total redeemed ...........................        (2,408,305)       (14,587,252)
                                                -------------------------------
Net decrease .............................        (1,388,326)      $ (8,300,163)
                                                ===============================


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     25

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         4,254,729       $ 27,211,972
Shares issued to shareholders in
  reinvestment of dividends ..............           147,392            921,479
                                                -------------------------------
Total issued .............................         4,402,121         28,133,451
Shares redeemed ..........................        (1,459,114)        (9,001,399)
                                                -------------------------------
Net increase .............................         2,943,007       $ 19,132,052
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,092,790       $ 13,082,960
Shares issued to shareholders in
  reinvestment of dividends ..............            55,352            338,366
                                                -------------------------------
Total issued .............................         2,148,142         13,421,326
Shares redeemed ..........................          (364,506)        (2,283,568)
                                                -------------------------------
Net increase .............................         1,783,636       $ 11,137,758
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2005                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,945,368       $ 12,367,148
Shares issued to shareholders in
  reinvestment of dividends ..............           175,416          1,101,136
                                                -------------------------------
Total issued .............................         2,120,784         13,468,284
Shares redeemed ..........................        (2,196,575)       (13,712,678)
                                                -------------------------------
Net decrease .............................           (75,791)      $   (244,394)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2004                             Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,070,544       $  6,660,602
Shares issued to shareholders in
  reinvestment of dividends ..............           177,532          1,080,816
                                                -------------------------------
Total issued .............................         1,248,076          7,741,418
Shares redeemed ..........................        (2,014,616)       (12,243,888)
                                                -------------------------------
Net decrease .............................          (766,540)      $ (4,502,470)
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-------------------------------------------------------------------------------
                                                 12/31/2005          12/31/2004
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................      $  9,402,124       $  9,926,093
                                                -------------------------------
Total taxable distributions ..............      $  9,402,124       $  9,926,093
                                                ===============================

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $   4,675,065
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................           4,675,065
Capital loss carryforward ...............................        (200,732,735)*
Unrealized losses--net ..................................          (4,621,876)**
                                                                -------------
Total accumulated losses--net ...........................       $(200,679,546)
                                                                =============

* On December 31, 2005, the Fund had a net capital loss carryforward of $200,732,735, of which $60,918,566 expires in 2006, $89,930,529 expires in
      2007, $20,097,078 expires in 2008, $7,574,253 expires in 2009, $17,836,357 expires in 2010 and $4,375,952 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


26      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch World Income Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch World Income Fund, Inc. as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and a financial intermediary. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch World Income Fund, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 24, 2006


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     27

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of MLIM/FAM-advised funds since 2005;       131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         177 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer-
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators,
                  L.P. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University since 1992; Professor,  39 Funds        None
Froot       Princeton, NJ               present  Massachusetts Institute of Technology from            59 Portfolios
            08543-9095                           1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              39 Funds        Kimco
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                         Corporation
            Age: 70                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman
                                                 thereof from 2002 to 2005, and Chairman thereof
                                                 since 2005; Director, Montpelier Foundation since
                                                 1998 and its Vice Chairman since 2000; Member
                                                 of the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.


28      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1988 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to
                                                 1993; Distinguished Fellow, Herman Kahn Chair,
                                                 Hudson Institute from 1984 to 1985; Director,
                                                 Damon Corp. from 1991 to 1995; Overseer,
                                                 Center for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 63                              the Board of Governors thereof from 1994 to
                                                 1997; Shareholder, Poole, Kelly & Ramo, Attorneys
                                                 at Law, P.C. from 1977 to 1993; Director of ECMC
                                                 Group (service provider to students, schools and
                                                 lenders) since 2001; Director, United New Mexico
                                                 Bank (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               59 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to
            Age: 69                              1995; Chairman of Salomon Brothers Equity
                                                 Mutual Funds from 1992 to 1995; regular
                                                 columnist with Forbes Magazine from 1992 to
                                                 2002; Director of Stock Research and U.S. Equity
                                                 Strategist at Salomon Brothers Inc. from 1975 to
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood              60 Portfolios
            08543-9095                           Associates (financial consultants) since 1975;
            Age: 72                              Chairman of R.P.P. Corporation (manufacturing
                                                 company) since 1978; Director of International
                                                 Mobile Communications, Inc. (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board and the Audit Committee.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     29

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999 and
            Age: 45        Treasurer    1999 to  Director since 2004; Vice President of MLIM and FAM from 1990 to 1997; Director of present  Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the
                                                 IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
B. Daniel   P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM from
Evans       Princeton, NJ  President    present  2000 to 2004; Vice President of MLIM from 1995 to 2000.
            08543-9011
            Age: 61
------------------------------------------------------------------------------------------------------------------------------------
Romualdo    P.O. Box 9011  Vice         1999 to  Director (Global Fixed Income) of MLIM since 2000; Vice President of MLIM from
Roldan      Princeton, NJ  President    present  1998 to 2000.
            08543-9011
            Age: 59
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch World Income Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


30      MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid monthly by Merrill Lynch World Income Fund, Inc. during the fiscal year ended December 31, 2005:

--------------------------------------------------------------------------------
Qualified Dividend Income for Individuals:*
  January - September 2005 ............................................    2.66%
  October 2005 ........................................................    2.33%
  November - December 2005 ............................................      --
Dividends Qualifying for the Dividends Received
  Deductions for Corporations:*
  January - September 2005 ............................................    2.66%
  October 2005 ........................................................    2.33%
  November - December 2005 ............................................      --
Foreign Source Income:*
  January - September 2005 ............................................   37.62%
  October 2005 ........................................................   43.33%
  November - December 2005 ............................................   84.50%
Foreign Taxes Paid:+
  January - September 2005 ............................................    0.84%
  October 2005 ........................................................    0.77%
  November - December 2005 ............................................    0.30%
Interest-Related Dividends for Non-U.S. Residents:++
  January - September 2005 ............................................      --
  October 2005 ........................................................    6.43%
  November - December 2005 ............................................   52.57%
--------------------------------------------------------------------------------
* Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
+ The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.
++ Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


        MERRILL LYNCH WORLD INCOME FUND, INC.           DECEMBER 31, 2005     31

[LOGO] Merrill Lynch   Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #10788 -- 12/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2005 - $37,000
                                  Fiscal Year Ending December 31, 2004 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2005 - $6,165
                                  Fiscal Year Ending December 31, 2004 - $5,415

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2005 - $0
                                  Fiscal Year Ending December 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2005 - $5,577,771
             Fiscal Year Ending December 31, 2004 - $11,926,355

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch World Income Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch World Income Fund, Inc.

Date: February 21, 2006


By: /s/ Donald C. Burke
    -------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch World Income Fund, Inc.

Date: February 21, 2006